SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)         May 1, 1997
                                                         -----------




                             Base Ten Systems, Inc.
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               (Exact Name of Registrant as Specified in Charter)



         New Jersey                   0-7100              22-1804206
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(State of Other Jurisdiction          (Commission         (I.R.S. Employer
  Of Incorporation)                   File Number)         Identification No.)




One Electronics Drive, Trenton, New Jersey                   08619
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(Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code             (609)586-7010
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Inapplicable
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(Former Name of Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events

                   On May 1, 1997, Base Ten Systems, Inc. (the "Registrant") entered into an Operating Agreement with Jesse Upchurch (the "Operating Agreement") whereby the Registrant became a minority owner of a limited liability company (the "LLC"). Under the terms of the Operating Agreement, the Registrant made a capital contribution to the LLC of its rights to the uPACS technology in return for a 9% interest in the LLC and Jesse Upchurch made a capital contribution of $2 million and agreed to make a further capital contribution of $1 million on or before December 1, 1997 in return for a 91% interest in the LLC. In connection with the formation of the LLC, the Registrant entered into a Services and License Agreement whereby the Registrant has agreed to complete the development of the uPACS technology and undertake to market, sell and distribute systems using the uPACS technology. The LLC will pay the Registrant its expenses in connection with such services and shall remit to the LLC royalties in connection with the sale of systems using the uPACS technology. After the LLC has distributed to Mr. Upchurch $4.5 million of its net cash flow, the Registrant will become a 63% owner of the LLC and Mr. Upchurch will own a 37% interest in the LLC. Alexander Adelson, a director of the Company is to receive $30,000 from the LLC after the closing and will be entitled to receive 1% of revenues generated by the LLC up to the first $45 million in revenues, in consideration of his services in connection with establishing the LLC and obtaining the capital funding therefor. There can be no assurance that uPACS will be successful or that the LLC will operate profitably or that the funds under the LLC will be sufficient for the further development and marketing of uPACS.




The following exhibits are filed with this Form 8-K:

Exhibits

10 (u) Operating Agreement between the Registrant and Jesse Upchurch dated May 1, 1997.

10 (v) License and Services Agreement between the Registrant and uPACS, L.L.C. dated May 1, 1997.

10 (w) Compensation Agreement among uPACS, L.L.C., Andrew Garrett, Inc. and Drew Sycoff dated May 1, 1997.





                                   SIGNATURES

                   Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June ___, 1997

                               BASE TEN SYSTEMS, INC.



                               By:   /S/ MYLES KRANZLER
                                   ----------------------------
                                        Myles M. Kranzler
                                        Chief Executive Officer

                                  EXHIBIT INDEX


Exhibits

10 (u) Operating Agreement between the Registrant and Jesse Upchurch dated as of May 1, 1997.

10 (v) License and Services Agreement between the Registrant and uPACS, L.L.C. dated as of May 1, 1997.

10 (w) Compensation Agreement among uPACS, L.L.C., Andrew Garrett, Inc. and Drew Sycoff dated as of May 1, 1997.